Supplement dated May 1, 2017 to the Prospectus dated May 1, 2017
Product Name	Prospectus Form #/Date
RiverSource ® Variable Universal Life 5/RiverSource® Variable Universal Life 5-Estate Series	S-6543 CC (5/17)
The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus for future reference.
This supplement describes the Accounting Value Increase Rider offered under the policies, and changes made to your prospectus, dated May 1, 2017.
The following information is added under the “Fee Tables” section on page 5 of the prospectus:
Charges Other than Fund Operating Expenses
AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL 5	VUL5 – ES
Accounting Value Increase Rider (1)(2)	Monthly.	Monthly rate per $1,000 of original specified amount:	Monthly rate per $1,000 of original specified amount:
		Minimum: $.0325 – Male, Nontobacco, Age 85.	Minimum: $.0325 – Male, Nontobacco, Age 85.
		Maximum: $.0629 – Female, Tobacco, Ages 35-55.	Maximum: $.0629 – Female, Tobacco, Ages 35-55.
		Representative Insured: $.05 – Male, Nontobacco, Age 35.	Representative Insured: $.05 – Male, Nontobacco, Age 40.

(1) This rider must be elected at the time of application for the policy.
(2) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on first page of this prospectus.
The following information is added to the “Policy Benefits and Risks” section on page 10 of the prospectus:
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Accounting Value Increase Rider (1): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the surrender charge.The amount waived is a percentage of the surrender charge that would apply to the initial specified amount.The waiver does not apply to any surrender charge due to increases in specified amount, or to partial surrenders.Surrender charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

(1) This rider must be elected at the time of application for the policy.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6543-5 A (5/17)
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